EXHIBIT 32.2

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906

of The Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Quarterly Report of Friedman Industries, Incorporated (the “Company”) on Form 10-Q for the period ended September 30, 2018, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Alex LaRue, Chief Financial Officer – Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2018

By:	/s/ Alex LaRue
Name:	Alex LaRue
Title:	Chief Financial Officer – Secretary and Treasurer